Exhibit 10.4

MASTER OPEN MARKET PURCHASE AGREEMENT

This MASTER OPEN MARKET PURCHASE AGREEMENT (this “Agreement”) is dated as of April 10, 2024 and is entered into by and between each Term Lender identified in item 1 below (each a “Specified Lender” and collectively, the “Specified Lenders”) and the Person identified in item 2 below (the “Purchaser”).

Reference is made to that certain Credit Agreement, dated as of October 2, 2017 (as amended by the First Amendment to Credit Agreement, dated as of August 10, 2018, the Second Amendment to Credit Agreement, dated as of October 26, 2018, the Third Amendment to Credit Agreement, dated as of December 21, 2018, the Fourth Amendment to Credit Agreement, dated as of May 17, 2019, the Fifth Amendment to Credit Agreement, dated as of October 16, 2019, the Sixth Amendment to Credit Agreement, dated as of April 2, 2020, the Seventh Amendment to Credit Agreement, dated as of April 17, 2020, the Eighth Amendment to Credit Agreement, dated as of December 28, 2020, the Ninth Amendment to Credit Agreement, dated as of April 1, 2022, the Tenth Amendment to Credit Agreement, dated as of May 20, 2022, the Eleventh Amendment to Credit Agreement, dated as of July 28, 2022, the Twelfth Amendment to Credit Agreement, dated as of June 30, 2023, the Thirteenth Amendment to Credit Agreement, dated as of March 26, 2024, the Fourteenth Amendment to Credit Agreement, dated as of April 10, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Loar Holdings, LLC, a Delaware limited liability company (“Holdings”), the other Guarantors party thereto, Loar Group Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and First Eagle Alternative Credit, LLC (as successor by merger to First Eagle Private Credit, LLC (f/k/a NewStar Financial, Inc.)), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”). Each of the parties hereto acknowledges and agrees that this Agreement evidences and documents open market purchases (the “Open Market Transactions”) of Term Loans by the Purchaser from the Specified Lenders, as contemplated under, and permitted by, Section 10.04(g) of the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement, receipt of a copy of which is hereby acknowledged by the Purchaser. The Standard Terms and Conditions set forth in Annex 1 (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Agreement as if set forth herein in full.

For consideration equal to the Purchase Price (as defined below), subject to the Standard Terms and Conditions and the Purchase Conditions, each Specified Lender hereby irrevocably agrees to sell and assign to the Purchaser, and the Purchaser hereby irrevocably agrees to purchase and assume from the Specified Lenders, subject to and in accordance with the Standard Terms and Conditions, the Purchase Conditions and the Credit Agreement, on and as of the Effective Date, all of such Specified Lender’s right, title and interest in the principal amount of Term Loans outstanding under the Credit Agreement, as set forth in the table in Schedule 1 hereto (such Term Loans to be purchased and assumed hereunder (other than any Greenshoe Purchased Term Loans), the “Purchased Term Loans”); provided that, to the extent that the Purchaser (or any direct or indirect Parent thereof) shall have received net cash proceeds (after giving effect to all fees, commissions, costs, expenses, reimbursement obligations and other similar obligations in connection with the IPO) (such net cash proceeds, the “IPO Net Proceeds”) from the IPO of less than an amount equal to $284,612,190.35 minus an amount equal to all accrued and unpaid interest on such Purchased Term Loans (if any) to (and excluding) the Effective Date determined in accordance with the Credit Agreement (the “Minimum IPO Proceeds Amount”), the principal amount of Purchased Term Loans shall be reduced on a dollar for dollar basis by an amount equal to the difference between the Minimum IPO Proceeds Amount and the IPO Net Proceeds received, with such reduction to be applied ratably among the Purchased Term Loans of the Specified Lenders (the amount of such reduction, the

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“Specified Reduction” and any Term Loans not purchased as a result thereof, the “Specified Unpurchased Term Loans”); provided further that, subject to the Standard Terms and Conditions and the Greenshoe Purchase Conditions, to the extent that the underwriters with respect to the IPO exercise any “greenshoe,” “over-allotment” or similar option with respect thereto (the “Greenshoe Option” and any net cash proceeds (after giving effect to all fees, commissions, costs, expenses, reimbursement obligations and other similar obligations in connection therewith) received in connection therewith, the “Greenshoe Net Proceeds”), the Purchaser shall repurchase and assume from the Specified Lenders and each Specified Lender shall sell and assign to the Purchaser Specified Unpurchased Term Loans from the Specified Lenders on a ratable basis in an aggregate principal amount equal to the lesser of (x) the Specified Reduction and (y) the Greenshoe Net Proceeds, in each case, minus all accrued and unpaid interest thereon (if any) to (and excluding) the Greenshoe Repurchase Effective Date determined in accordance with the Credit Agreement (such Term Loans to be purchased and assumed pursuant to this proviso, the “Greenshoe Purchased Term Loans”). Each such sale and assignment is, except as expressly provided in this Agreement (including, for the avoidance of doubt, in the Standard Terms and Conditions), without representation or warranty by any Specified Lender. The purchase price for (I) the Purchased Term Loans of each Specified Lender, shall be equal to (x) 100% of the principal amount of the Purchased Term Loans of such Specified Lender, plus (y) all accrued and unpaid interest thereon (if any) to (and excluding) the Effective Date determined in accordance with the Credit Agreement, minus (z) an amount equal to each Specified Lender’s pro rata portion of any prepayments or amortization of Purchased Term Loans pursuant to the Credit Agreement (including, for the avoidance of doubt, pursuant to Section 2.08 and/or 2.09 thereof) after the date hereof and on or prior to the Effective Date (the “Purchase Price”) and (II) the Greenshoe Purchased Term Loans of each Specified Lender, shall be equal to (x) 100% of the principal amount of the Greenshoe Purchased Term Loans of such Specified Lender, plus (y) all accrued and unpaid interest thereon (if any) to (and excluding) the Greenshoe Effective Date determined in accordance with the Credit Agreement, minus (z) an amount equal to each Specified Lender’s pro rata portion of any prepayments or amortization of Purchased Term Loans pursuant to the Credit Agreement (including, for the avoidance of doubt, pursuant to Section 2.08 and/or 2.09 thereof) after the date hereof and on or prior to the Greenshoe Effective Date (the “Greenshoe Purchase Price”).

No later than five (5) Business Days prior to the Effective Date (or such later date as the Specified Lenders may agree), the Purchaser shall notify the Specified Lenders in writing of the proposed Effective Date (such notice, the “Effective Date Confirmation Notice”). Subject to the receipt of such notice in accordance with the foregoing, no later than two (2) Business Days prior to the Effective Date (or such later date as the Purchaser may agree), the Specified Lenders will deliver a written statement to the Purchaser (the “Effective Date Statement”) setting forth (including calculations in reasonable detail) (i) the Purchase Price to be paid to each Specified Lender and (ii) wire instructions for the each Specified Lender for the payment of the applicable Purchase Price. The Purchaser shall pay the applicable Purchase Price to each Specified Lender in U.S. dollars in immediately available funds on the Effective Date in accordance with the wire instructions set forth in the Effective Date Statement.

No later than five (5) Business Days prior to the Greenshoe Effective Date (or such later date as the Specified Lenders may agree), the Purchaser shall notify the Specified Lenders in writing of the proposed Greenshoe Effective Date (such notice, the “Greenshoe Effective Date Confirmation Notice”). Subject to the receipt of such notice in accordance with the foregoing, no later than two (2) Business Days prior to the Greenshoe Effective Date (or such later date as the Purchaser may agree), the Specified Lenders will deliver a written statement to the Purchaser (the “Greenshoe Effective Date Statement”) setting forth (including calculations in reasonable detail) (i) the Greenshoe Purchase Price to be paid to each Specified Lender and (ii) wire instructions for the each Specified Lender for the payment of the applicable Greenshoe Purchase Price. The Purchaser shall pay the applicable Greenshoe Purchase Price to each Specified Lender in U.S. dollars in immediately available funds on the Greenshoe Effective Date in accordance with the wire instructions set forth in the Greenshoe Effective Date Statement.

[Signature Page to Master Open Purchase Agreement]

The aggregate principal amount (calculated on the face amount thereof) of all Purchased Term Loans and Greenshoe Purchased Term Loans, as applicable, shall be cancelled on the Effective Date (as defined below) and Greenshoe Effective Date (as defined below), respectively, in accordance with the terms and provisions of the Credit Agreement.

Notwithstanding anything herein to the contrary (A) the Specified Lender’s obligation to sell and assign the Purchased Term Loans and the Purchaser’s obligations to pay the applicable Purchase Price to each Specified Lender to acquire the Purchased Term Loans of such Specified Lender on the Effective Date shall, unless otherwise waived by the Purchaser in its sole discretion, be subject solely to the conditions that (i) the IPO Closing Date shall have occurred and (ii) the Purchaser shall have received the Effective Date Statement in accordance with the terms hereof (such conditions, the “Purchase Conditions”) and (B) the Specified Lender’s obligation to sell and assign the Greenshoe Purchased Term Loans and the Purchaser’s obligations to pay the applicable Greenshoe Purchase Price to each Specified Lender to acquire the Greenshoe Purchased Term Loans of such Specified Lender on the Greenshoe Effective Date shall, unless otherwise waived by the Purchaser in its sole discretion, be subject solely to the conditions that (i) the IPO Closing Date shall have occurred, (ii) the Greenshoe Option shall have been elected and consummated and (ii) the Purchaser shall have received the Greenshoe Effective Date Statement in accordance with the terms hereof (such conditions, the “Greenshoe Purchase Conditions”).

1. Specified Lenders: As set forth in the table attached hereto as Schedule 1.

2. Purchaser: Loar Group Inc.

3. Credit Agreement: as defined above.

4. Purchased Term Loans: As set forth in the table attached hereto as Schedule 1 (subject to reduction as set forth herein).

5. Effective Date: the “Effective Date” as set forth in the Effective Date Confirmation Notice (or such other date as the Purchaser and the Specified Lenders may mutually agree) (the “Effective Date”).

6. Greenshoe Effective Date: the “Greenshoe Effective Date” as set forth in the Greenshoe Effective Date Confirmation Notice (or such other date as the Purchaser and the Specified Lenders may mutually agree) (the “Greenshoe Effective Date”).

In furtherance of the agreements set forth herein, on the Effective Date, (i) each of the Specified Lenders hereby authorizes the Purchaser to provide a copy of this Agreement, the Effective Date Confirmation Notice, the Effective Date Statement, the Greenshoe Effective Date Confirmation Notice and/or the Greenshoe Effective Date Statement to the Administrative Agent and (ii) each of the parties hereto hereby authorizes and instructs the Administrative Agent to (A) record the cancellation of the Purchased Term Loans and the Greenshoe Purchased Term Loans, as applicable, in the Register accordance with Section 10.04(g) of the Credit Agreement and (B) take any other actions reasonably necessary or desirable to implement the foregoing.

Notwithstanding anything herein to the contrary, the parties hereto acknowledge, confirm and agree that this Agreement shall automatically terminate and be of no further force and effect without any action by any party hereto on December 31, 2024, if the Effective Date has not occurred prior to such date.

[Remainder of Page Intentionally Blank]

[Signature Page to Master Open Purchase Agreement]

Execution Version

The terms set forth in this Agreement are hereby agreed to:

LOAR GROUP INC., as the Purchaser

By:	/s/ Glenn D’Alessandro
Name: Glenn D’Alessandro
Title: Chief Financial Officer

[Signature Page to Master Open Purchase Agreement]

GSO COF III AIV-1 LP, as a Specified Lender

By:	GSO Capital Opportunities Associates III LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO COF III AIV-4 LP, as a Specified Lender

By:	GSO Capital Opportunities Associates III LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO BARRE DES ECRINS MASTER FUND SCSP, as a Specified Lender

By:	Blackstone Alternative Credit Advisors LP, its Investment Adviser

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

GSO BROOME STREET LLC, as a Specified Lender

By:	GSO Orchid Fund LP, its Member
By:	GSO Orchid Associates LLC, its General Partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Master Open Purchase Agreement]

BCRED DENALI PEAK FUNDING LLC, as a Specified Lender

By:	Blackstone Private Credit Fund, its sole member
By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BCRED SUMMIT PEAK FUNDING LLC, as a Specified Lender

By:	Blackstone Private Credit Fund, its sole member
By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BCRED MML CLO 2023-1 LLC, as a Specified Lender

By:	Blackstone Private Credit Fund, as Collateral Manager
By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Master Open Purchase Agreement]

BCRED MML CLO 2022-1 LLC, as a Specified Lender

By:	Blackstone Private Credit Fund, as Collateral Manager
By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BCRED MML CLO 2021-1 LLC, as a Specified Lender

By:	Blackstone Private Credit Fund, as Collateral Manager
By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BLACKSTONE PRIVATE CREDIT FUND, as a Specified Lender

By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BCRED BISON PEAK FUNDING LLC, as a Specified Lender

By:	Blackstone Private Credit Fund, its sole member
By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Master Open Purchase Agreement]

BCRED WINDOM PEAK FUNDING LLC, as a Specified Lender

By:	Blackstone Private Credit Fund, its sole member
By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BCRED BUSHNELL PEAK FUNDING LLC, as a Specified Lender

By:	Blackstone Private Credit Fund, its sole member
By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BCRED GRANITE PEAK FUNDING LLC, as a Specified Lender

By:	Blackstone Private Credit Fund, its sole member
By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

BCRED HAYDON PEAK FUNDING LLC, as a Specified Lender

By:	Blackstone Private Credit Fund, its sole member
By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Master Open Purchase Agreement]

BCRED MIDDLE PEAK FUNDING LLC, as a Specified Lender

By:	Blackstone Private Credit Fund, its sole member
By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Master Open Purchase Agreement]

BCRED MML CLO 2022-2 LLC, as a Specified Lender

By:	Blackstone Private Credit Fund, as Collateral Manager
By:	Blackstone Credit BDC Advisors LLC, as investment advisor

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Master Open Purchase Agreement]

Execution Version

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

MASTER OPEN MARKET PURCHASE AGREEMENT

1. Representations and Warranties.

1.1 Specified Lenders. Each Specified Lender (a) represents and warrants that (i) it is the legal and beneficial owner of the Purchased Term Loans and Greenshoe Purchased Term Loans, as applicable, being sold by it pursuant to the Agreement, (ii) the such Purchased Term Loans and Greenshoe Purchased Term Loans, as applicable, are free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the Open Market Transactions and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, the Borrower, any of their Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Borrower, any of their Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.

1.2. Purchaser. The Purchaser represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (b) it is permitted under the Credit Agreement to purchase the Purchased Term Loans and Greenshoe Purchased Term Loans, as applicable, under Section 10.04(g) of the Credit Agreement and (c) neither the execution, delivery or performance by the Purchaser of this Agreement nor the consummation of the transactions contemplated hereby will (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) violate the Organizational Documents of the Purchaser, (iii) violate any material Requirement of Law, (iv) violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon the Purchaser or any other Company or any of its or their respective properties, (v) violate any order, judgment or decree of any court or other agency of government binding on the Purchaser or any other Company or (vi) result in the creation or imposition of any Lien on any property of the Purchaser or any other Company.

2. General Provisions. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or in an electronic (i.e. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.